SCHEDULE OF ALLOWANCE FOR DOUBTFUL ACCOUNTS (Details) - USD ($)	Mar. 31, 2024	Dec. 31, 2023
Credit Loss [Abstract]
Trade accounts receivable	$ 3,316,779	$ 3,458,625
Other	9,360	167,382
Accounts receivable	3,326,138	3,626,007
Less allowance for doubtful accounts	(1,395,688)	(1,227,135)
Total accounts receivable, net	$ 1,930,450	$ 2,398,872